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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549




                                  FORM 8-K

                               CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                                          May 1, 1996
Date of Report (Date of earliest event reported)  . . . . . . . . . . . . . . .


                           VINLAND PROPERTY TRUST
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Exact name of registrant as specified in its charter)


 California                          0-8003                     94-2432628
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction       (Commission              (I.R.S. Employer
 of incorporation)                  File No.)                Identification No.)


One Turtle Creek, 3878 Oak Lawn , Suite 300, Dallas, Texas           75219
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
       (Address of principal executive offices)                    (Zip Code)


                                                            (214) 522-9910
Registrant's telephone number, including area code  . . . . . . . . . . . . . .


 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
        (Former name or former address, if changed since last report)

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ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

On May 1, 1995, Vinland Property Trust (the "Trust") purchased Mission Trace Apartments (the "Property") for a purchase price of $2,890,000, which was based on an estimated capitalization rate of approximately 11%. The Property was constructed in 1990 and consists of twelve two-story garden style buildings with a total of 96 units that is 91% occupied and is located in Tallahassee, Florida. A portion of the purchase price was financed through a new first mortgage loan in the amount of $2,220,000 and a second mortgage loan of $290,000, both provided by First Federal Savings and Loan Association of
Osceola County, the seller (which has no other relationship to the Trust).
The remainder of the purchase price was paid in cash from general working capital of the Trust. For the first two years, the first and second mortgage loans bear interest at 8.25% and 8.5%, respectively. Thereafter, the rates are adjusted every two years to a variable rate based on the Two Year Constant Maturity Treasury. Both loans mature in May 2006 and are payable in monthly
installments of principal and interest.   In connection with the acquisition,
the Trust paid a $28,900 brokerage commission to Tarragon Realty Advisors, Inc., the Trust's advisor.

The $2.9 million purchase price represents less than 8% of the Trust's consolidated assets as of November 30, 1995. However, the Trust's combined purchases in fiscal 1996 exceed 10% of the Trust's consolidated assets at November 30, 1995.

ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

At this time, it is impracticable to provide the financial statements required by Regulation S-X. Such financial statements shall be filed as an amendment to this form within sixty (60) days of the date hereof.





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                                   SIGNATURES



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VINLAND PROPERTY TRUST
                                               (Registrant)


                                          By:  /s/ Katie Jackson
                                             ----------------------------------
                                              Katie Jackson,
                                              Senior Vice President and
                                              Chief Accounting Officer


DATED:   May 16, 1996





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